SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

212 North Main Street

P.O. Box 446

Bowling Green, Virginia 22427

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 633-5031

Item 5. Other Events and Regulation FD Disclosure.

On May 1, 2004, Union Bankshares Corporation (Union) acquired Guaranty Financial Corporation (Guaranty), a bank holding company headquartered in Charlottesville, Virginia.

Pursuant to General Instruction F to Form 8-K, the Press Release dated May 4, 2004, announcing the consummation of the Merger, attached to this Current report as Exhibit 99.1, is here by incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2004

UNION BANKSHARES CORPORATION

By:	/s/ D. Anthony Peay
D. Anthony Peay
Executive Vice President and Chief Financial Officer

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